Exhibit 10.1

AMENDMENT NO. 4 TO AMENDED AND

RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement (this “Amendment”), dated as of November 14, 2007, is entered into by and among BANK OF AMERICA, N.A., a national banking association (the “Lender”); POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation, and THE PBSJ CORPORATION, a Florida corporation (jointly and severally, individually and collectively, the “Borrower”); and SEMINOLE DEVELOPMENT CORPORATION, a Florida corporation; PBS&J CONSTRUCTION SERVICES, INC., a Florida corporation; PBS&J CONSTRUCTORS, INC., a Florida corporation; POST, BUCKLEY INTERNATIONAL, INC., a Florida corporation; SEMINOLE DEVELOPMENT II, INC., a Florida corporation and PBS&J CARIBE ENGINEERING, C.S.P., a Puerto Rico corporation (jointly and severally, collectively, the “Guarantors”), and amends the Amended and Restated Credit Agreement, dated as of June 30, 2002, by and among the Lender, the Borrower, certain of the Guarantors, as the same was amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 5, 2003, by and among the Lender, the Borrower and the Guarantors, as further amended by Amendment No. 2 to Amended and Restated Credit Agreement, dated as of June 15, 2005, by and among the Lender, the Borrower and the Guarantors, and as further amended by Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 23, 2007, by and among the Lender, the Borrower and the Guarantors (as hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the “Agreement”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lender amend the Agreement to, among other things, increase the maximum aggregate principal amount of the Revolver Note, as that term is defined in the Agreement, to $60,000,000.00; and

WHEREAS, the Lender is willing to so amend the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2. Amendments.

(a) The dollar amount set forth in the first sentence of Section 2.01(a) (i) of the Agreement shall be modified from “Fifty-Eight Million Dollars (U.S. $58,000,000.00)” to “Sixty Million Dollars (U.S. $60,000,000.00).”

(b) The second to last sentence in Section 2.01(a)(i) of the Agreement is deleted and replaced with:

In so far as Borrower may from time to time request and the Lender may be willing, in its discretion, the Lender shall, subject to the terms and conditions hereof, issue documentary and/or standby letters of credit (the “L/Cs” for the account of Borrower.

(c) The second to last sentence in Section 2.01(a) (ii) of the Agreement shall be deleted and replaced with:

The Maximum aggregate amount of all open L/Cs, unreimbursed drafts which have been presented for payment against the L/Cs, and all outstanding Advances shall not, at any time, exceed Sixty Million Dollars ($60,000,000.00).

(d) Section 5.01(f) of the Agreement shall be deleted and replaced with “intentionally omitted.”

(e) [Intentionally Omitted]

(f) New Section 5.02(i) shall be added to the Agreement as follows:

(i) As soon as possible and in any event within sixty (60) days after the end of each fiscal year of Borrower, a budget for the current fiscal year in form and substance acceptable to Bank

The reference to “One Million Dollars ($1,000,000.00)” in Section 5.03(a) (iii) of the Agreement shall be deleted and replaced with “Seven Million Five Hundred Thousand Dollars ($7,500,000).”

(g) A new Section 5.03(a)(ix) shall be added to the Agreement as follows:

Indebtedness incurred to finance the payment of insurance premiums required by this Agreement.

(h) Notwithstanding anything to the contrary in the Agreement, advances under the Agreement shall be used for general corporate purposes (including the issuance of letters of credit), to finance working capital needs and for capital acquisitions permitted under Section 5.03 (f) and 5.03 (m).

(i) The reference to “$1,000,000” in Section 5.03 (a)(ii) shall be replaced with “$7,500,000.”

(j) Section 5.03 (a) (vi) of the Agreement shall be deleted and replaced with: “Intentionally omitted.”

3. Ratification. Except as expressly amended and modified hereby, the terms and conditions of the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, reaffirmed and confirmed in all respects and are not waived by the Lender and the Lender reserves all of its rights and remedies thereunder.

4. Representations and Warranties. Each of the Borrower and the Guarantors (collectively, the “Loan Parties”) represents and warrants to, and agrees with, the Lender that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against the Lender with respect any Indebtedness or any other liabilities created under the Agreement and the other Loan Documents, any of the agreements among the parties hereto, including, without limitation, the obligations of each of the Loan Parties under the Agreement or any other Loan Documents, or any action previously taken or not taken by the Lender with respect thereto or with respect to any lien or Collateral in connection therewith to secure the Secured Obligations, and (ii) this Amendment has been duly authorized by all necessary action on the part of each of the Loan Parties, has been duly executed by each of the Loan Parties, and constitutes the valid and binding obligation of each of the Loan Parties, enforceable against each of them in accordance with the terms hereof. The Loan Parties further represent and warrant (i) the Certificate of Officers and Incumbency Certificates for each Loan Party dated February 14, 2007 and previously delivered to Lender in connection with Amendment No. 3 to the Agreement have not been amended and remain in full force and effect as of the date hereof, (ii) all Loan Parties are in good standing in their jurisdiction of formation and in each other jurisdiction in which the failure to be in good standing would have a mutual adverse effect on the condition of any Loan Party and (iii) the formative documents of each Loan Party, copies of which were delivered to Lender in connection with Amendment No. 3, have not been amended since and remain in full force and effect.

5. Agreement Representations and Warranties. Each of the Loan Parties hereby certifies that the representations and warranties contained in the Agreement and any other Loan Documents continue to be true and correct and that no default or Event of Default has occurred that has not been cured or waived.

6. Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Lender shall have received (i) counterparts of this Amendment duly executed by each of the Loan Parties; (ii) the Third Amended and Restated Revolver Note, dated as of the date of this Amendment, in substantially the form attached hereto as Exhibit A, executed by the Borrower; (iii) certified copy of the resolutions of the Board of Directors of the Borrower and each of the Guarantors, evidencing approval of this Amendment and the other documents and matters contemplated hereby, (iv) a signed copy of a certificate of an officer of the Borrower and each of the Guarantors who shall certify the names of the officers of the Borrower and the respective Guarantors authorized to sign this Amendment and the other documents or certificates to be delivered pursuant to this Amendment by the Borrower, each of the Guarantors, or any of its respective officers, together with the true signatures of such officers and (v) a certificate, in substantially the form attached hereto as Exhibit B, signed by the President, Vice President or by any other duly authorized officer of the Borrower, solely in such corporate capacity, stating that, based on an examination which in the opinion of the signer is sufficient to enable him to make an informed statement, to the best of his knowledge:

(a) The representations and warranties contained in Section 4.01 of the Agreement are correct on and as of the date of this Amendment as though made on and as of such date except to the extent that such representations and warranties specifically relate to an earlier date or are affected by the transaction contemplated under the Agreement as amended hereby; and

(b) No event has occurred and is continuing or would result from this Amendment, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

(ix) payment by the Borrower of the fees and costs, including attorneys’ fees and expenses, incurred in connection with this Amendment and the other documents and matters contemplated hereby, and all fees and costs still outstanding which were incurred in connection with the Agreement and the other Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

9. Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

10. WAIVER OF TRIAL BY JURY. EACH OF THE LOAN PARTIES AND THE LENDER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, THE AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY INDEBTEDNESS THEREUNDER, THE COLLATERAL, OR ANY ALLEGED TORTIOUS CONDUCT BY ANY OF THE LOAN PARTIES OR THE LENDER, OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN ANY OF THE LOAN PARTIES AND THE LENDER. IN NO EVENT SHALL THE LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Jamie Freeman
Jamie Freeman
Title:	Senior Vice President

100 Southeast Second Street
Miami, Florida 33131

Attn:	Jamie Freeman
Senior Vice President
Commercial Banking

BORROWER:

POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation

By:	/s/ Donald J. Vrana
Name:	Donald J. Vrana
Title:	Senior Vice President

THE PBSJ CORPORATION, a Florida corporation

By:	/s/ Donald J. Vrana
Name:	Donald J. Vrana
Title:	Senior Vice President

GUARANTORS:

SEMINOLE DEVELOPMENT CORPORATION, a Florida corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President

PBS&J CONSTRUCTION SERVICES, INC., a Florida corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President

PBS&J CONSTRUCTORS, INC., a Florida corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President

POST, BUCKLEY INTERNATIONAL, INC., a Florida corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President

PBS&J CARIBE ENGINEERING, C.S.P., a Puerto Rico corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President

SEMINOLE DEVELOPMENT II, INC., a Florida corporation

By:	/s/ Donald J. Vrana
Donald J. Vrana, Senior Vice President